UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2018

_____________________________

NORTHERN POWER SYSTEMS CORP.

(Exact name of registrant as specified in its charter)

_____________________________

British Columbia, Canada	000-55184	98-1181717
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

29 Pitman Road

Barre, Vermont 05641

(Address of principal executive offices)

(802) 461-2955

(Registrant’s telephone number, including area code)

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Securities Holders.

Results of 2018 Annual General Meeting of Shareholders

On June 27, 2018, Northern Power Systems Corp. (the “Company”) held its Annual General Meeting of Shareholders (the “Annual Meeting”). As of the close of business on May 21, 2018, the record date for the Annual Meeting, there were a total of 23,613,884 common shares outstanding and entitled to vote at the Annual Meeting. The holders of 1,180,694 common shares were required to be present in person or represented by proxy at the Annual Meeting to have a quorum. At the Annual Meeting, 17,431,714 common shares were represented in person or by proxy, therefore a quorum was present. Four proposals were presented and voted on. Set forth below are the final results for all proposals.

First Proposal – Setting the Number of Directors at Seven

Setting the number of directors of the Company at seven was approved by the requisite majority of the votes cast by shareholders at the Annual Meeting, as indicated below:

For: 4,369,220

Against: 148,600

Abstained: 0

Second Proposal – Election of Seven Directors

The following seven directors were nominated to serve for one-year terms expiring at the annual general meeting of shareholders to be held in 2019, or until their successors have been duly elected and qualified. The seven directors received the requisite majority of votes cast at the meeting, as indicated below, and were therefore elected to serve as directors of the Company.

Nominee	For	Withheld	Not Voted
Ciel R. Caldwell	4,517,820	0	0
Alexander “Hap” Ellis III	4,517,820	0	0
Richard Hokin	4,517,820	0	0
Kevin Kopczynski	4,517,820	0	0
William F. Leimkuhler	4,517,820	0	0
Robert L. Lentz	4,517,820	0	0
John Simon, Ph.D.	4,517,820	0	0

Third Proposal – Ratification of the Appointment of Independent Registered Public Accountants

The ratification of the appointment of RSM US LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2018, was approved by the requisite majority of the votes cast by shareholders at the Annual Meeting, as indicated below:

For: 4,517,820

Against: 0

Abstained: 0

Fourth Proposal – Amending the Company’s 2014 Stock Option and Incentive Plan

Amending the Company’s 2014 Stock Option and Incentive Plan to increase the number of common shares available for issuance under the plan by 2,000,000 shares from 4,000,000 shares to 6,000,000 shares was approved by the requisite majority of the votes cast by shareholders at the Annual Meeting, as indicated below:

For: 4,517,820

Against: 0

Abstained: 0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN POWER SYSTEMS CORP.

Date: July 2, 2018	By: /s/ Ciel R. Caldwell
Name: Ciel R. Caldwell
Title: President and Chief Operating Officer